UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 10, 2026
Date of Report (date of earliest event reported)
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GigaCloud Technology Inc
(Exact name of registrant as specified in its charter)
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Cayman Islands (State or other jurisdiction of incorporation or organization)	001-41454 (Commission File Number)	00-0000000 (I.R.S. Employer Identification Number)
4388 Shirley Ave El Monte, CA 91731
(Address of principal executive offices and zip code)
(626) 912-8886
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A ordinary shares, par value $0.05 per share	GCT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On July 10, 2026, the Company held the Annual Meeting. At the start of the Annual Meeting, there were 30,132,340 shares of the Company’s Class A Ordinary Shares, par value $0.05 per share (the “Class A Ordinary Shares”), which had an aggregate of 20,247,956 votes, and 7,156,732 shares of the Company’s Class B Ordinary Shares, par value $0.05 per share (the “Class B Ordinary Shares”), which had an aggregate of 71,517,320 votes present virtually or by proxy, together representing 90.23% of the combined voting power of all issued and outstanding shares of Class A Ordinary Shares and Class B Ordinary Shares entitled to vote at the Annual Meeting, which constituted a quorum for the transaction of business. In deciding the proposals at the Annual Meeting, the holders of the Company’s Class A Ordinary Shares were entitled to one vote for each share held as of the close of business on April 28, 2026 (the “Record Date”) and the holders of the Company’s Class B Ordinary Shares were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A Ordinary Shares and Class B Ordinary Shares voted as a single class on all matters.
At the Annual Meeting, the Company’s shareholders voted on the proposal below, which is described more fully in the Proxy Statement. The matter was approved. The final voting results for the proposal are as follows:
Proposal 1: As an ordinary resolution, that the selection and appointment of Grant Thornton LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending December 31, 2026, be and is hereby ratified and confirmed.

For	Against	Abstain	Broker Non-Votes
91,729,257	31,636	4,383	0
Accordingly, Proposal 1 was carried as an ordinary resolution. The shareholders ratified and confirmed the selection and appointment of Grant Thornton LLP, an independent registered public accounting firm, as the independent auditor of the Company for the year ending December 31, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 13th day of July 2026.

GigaCloud Technology Inc

By:	/s/ Larry Lei Wu
Name:	Larry Lei Wu
Title:	Chairman of the Board of Directors and Chief Executive Officer